SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                            _________________

                                FORM 8-K
                            _________________

                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): June 25, 2002


                  Y3K SECURE ENTERPRISE SOFTWARE, INC.

         (Exact Name of Registrant as Specified in Its Charter)

                                 Nevada

            (State or Other Jurisdiction of Incorporation)

        0-26709                                       98-020-1259
------------------------                   -------------------------------
(Commission File Number)                  (IRS Employer Identification No.)


          108 West Stewart Avenue, Puyallup, Washington, 98371
         ------------------------------------------------------
         (Address of Principal Executive Offices     (Zip Code)

                             (253) 284-2935
           ---------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

ITEM 8. CHANGE IN FISCAL YEAR

On June 25, 2002, our Board of Directors resolved to change our fiscal year end from December 31 to June 30 to conform with the fiscal year of our operating subsidiary, Y3K, Inc., a Washington company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Y3K Secure Enterprise Software, Inc.
                                    a Nevada corporation

                                   /s/ King Cole
                                   By:____________________________
                                      King Cole, President



DATED: June 28, 2002